                                 EXHIBIT 10.3.2

Amendment Nos. 2 and 3 to Third Amended and Restated Revolving Credit Agreement, by and among TRC Companies, Inc. and its subsidiaries and Fleet National Bank, dated March 14, 2000 and May 19, 2000, respectively.

                                 AMENDMENT NO. 2
                                       TO
                           REVOLVING CREDIT AGREEMENT

         Amendment No. 2 (the "Amendment"), dated as of March 14, 2000, among TRC Companies, Inc., a Delaware corporation ("TRC"), its Subsidiaries (collectively with TRC, the "Borrowers") and Fleet National Bank (f/k/a BankBoston, N.A.) (the "Bank"). Capitalized terms used herein unless otherwise defined shall have the respective meanings set forth in the Credit Agreement.

         WHEREAS, certain of the Borrowers and the Bank are parties to that certain Third Amended and Restated Revolving Credit Agreement dated as of July 10, 1998 (as amended and in effect from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrowers have requested, and the Bank has agreed upon the terms and conditions described herein, to make certain amendments to the Credit Agreement;

         NOW, THEREFORE, in consideration of the foregoing premises, the parties hereby agree as follows:

         SECTION 1. GLOBAL AMENDMENT TO LOAN DOCUMENTS. All references in the Loan Documents to the "Bank" or to "BankBoston, N.A." shall be deemed to refer to "Fleet National Bank (f/k/a BankBoston, N.A.)".

         SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

         SECTION 2.1. AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT.

         (a) The table set forth in the definition of "APPLICABLE LETTER OF CREDIT RATE" is amended and restated in its entirety to read as follows:


------------------------------------------------------ ----------------------------------------------
                                                                       APPLICABLE RATE FOR
                   LEVERAGE RATIO                                       LETTERS OF CREDIT
------------------------------------------------------ ----------------------------------------------
------------------------------------------------------ ----------------------------------------------
Less than 1.00:1                                                              1.50%
------------------------------------------------------ ----------------------------------------------
Greater than or equal to 1.00:1 but less than 2.00:1                          1.75%
------------------------------------------------------ ----------------------------------------------
Greater than or equal to 2.00:1                                               2.00%
------------------------------------------------------ ----------------------------------------------

         (b) The table set forth in the definition of "APPLICABLE RATE" is amended and restated in its entirety to read as follows:


  ------------------------------------- --------------------------- ----------------------------------------
                                           APPLICABLE RATE FOR                APPLICABLE RATE FOR
             LEVERAGE RATIO                  BASE RATE LOANS                   EURODOLLAR LOANS
  ------------------------------------- --------------------------- ----------------------------------------
  ------------------------------------- --------------------------- ----------------------------------------
  Less than 1.00:1                      Base Rate                   Eurodollar Rate PLUS 1.50%
  ------------------------------------- --------------------------- ----------------------------------------
  Greater than or equal to 1.00:1 but   Base Rate                   Eurodollar Rate PLUS 1.75%
  less than 2.00:1
  ------------------------------------- --------------------------- ----------------------------------------
  Greater than or equal to 2.00:1       Base Rate PLUS 0.25%        Eurodollar Rate PLUS 2.00%
  ------------------------------------- --------------------------- ----------------------------------------

         (c) The definition of "BALANCE SHEET DATE" is amended and restated in its entirety to read as follows:

                  BALANCE SHEET DATE.  June 30, 1999.

         (d) The definition of "BANK'S HEAD OFFICE" is amended and restated in its entirety to read as follows:

                  BANK'S HEAD OFFICE. The Bank's head office located at 111 Westminister Street, Providence, Rhode Island 02903.

         (e) The definition of "BASE RATE" is amended and restated in its entirety to read as follows:

                  BASE RATE. The higher of (i) the variable annual rate of interest so designated from time to time by the Bank at the Bank's Head Office, as its "prime rate," such rate being a reference rate and not necessarily representing the lowest or best rate being charged to any customer, and (ii) one-half of one percent (1/2%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Bank from three funds brokers of recognized standing selected by the Bank. Changes in the Base Rate resulting from any changes in the Bank's "prime rate" shall take place immediately without notice or demand of any kind.

         (f) The definitions of "COLLATERAL VALUE RATIO" and "ELIGIBLE RECEIVABLES" are deleted in their entirety.

         (g) The definition of "COMMITMENT" is amended by deleting the number "$15,000,000" and substituting in lieu thereof the number "$20,000,000".

         (h) The definition of "DISTRIBUTION" is amended and restated in its entirety to read as follows:

                  DISTRIBUTION. The declaration or payment of any dividend on or in respect of any shares of any class of capital stock or other equity interests of any Borrower, other than dividends payable solely in shares of common stock or other equity interests of a Borrower; or the purchase, redemption, or other retirement of any shares of any class of capital stock or other equity interests of any Borrower, directly or indirectly through a Subsidiary or otherwise; the return of capital by any Borrower to its shareholders or other equityholders as such; any other distribution on or in respect of any shares of any class of capital stock or other equity interests of any Borrower.

         (i) The definition of "LEVERAGE RATIO" is amended and restated in its entirety to read as follows:

                  LEVERAGE RATIO. For any period, the ratio of (a) Consolidated Funded Debt as of the end of such period to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters then ended.

         (j) The definition of "MATURITY DATE" is amended and restated in its entirety to read as follows:

                  MATURITY DATE.  March 13, 2003.

         (k) The definition of "NOTE" is amended and restated in its entirety to read as follows:

                  NOTE. The fourth amended and restated promissory note of the Borrowers in favor of the Bank evidencing the Loans dated as of the date of the Second Amendment, in substantially the form of EXHIBIT A hereto.

         (l) The definition of "OBLIGATIONS" is amended and restated in its entirety to read as follows:

                  OBLIGATIONS. All indebtedness, obligations and liabilities of the Borrowers, individually or collectively, to the Bank, existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement, a Letter of Credit Agreement or the Chilean Guaranty or in respect of Loans made and the Note or other instruments at any time evidencing any thereof and any other obligations owing at any time to the Bank.

         (m) The following new definitions are inserted in ss.1 in the appropriate place in the alphabetical sequence thereof:

                  SECOND AMENDMENT. The Amendment No. 2 to Revolving Credit Agreement dated as of March 14, 2000, among the Borrowers and the Bank.

                  CHILEAN GUARANTY. The Limited Guaranty dated as of July 29, 1999 made by TRC in favor of the Bank pursuant to which TRC guaranties the payment and performance of the obligations of TRC Ingenieria Ambiental LTDA to the Bank.

                  CONSOLIDATED CURRENT ASSETS. All assets of the Borrowers, on a consolidated basis, which may properly be classified as current assets in accordance with Generally Accepted Accounting Principles.

                  CONSOLIDATED NET WORTH. The excess of Consolidated Total Assets over Consolidated Total Liabilities, determined in accordance with Generally Accepted Accounting Principles.

                  CONSOLIDATED TOTAL ASSETS. All assets of the Borrowers, on a consolidated basis, determined in accordance with Generally Accepted Accounting Principles.

                  CONSOLIDATED TOTAL LIABILITIES. All liabilities of the Borrowers, on a consolidated basis, determined in accordance with Generally Accepted Accounting Principles.

         SECTION 2.2. AMENDMENT TO SECTION 2 OF THE CREDIT AGREEMENT.

         (a) Section 2.2(f) of the Credit Agreement is amended by deleting the word "The" as the first word of such paragraph and substituting in place thereof the following phrase: "In addition to the Banks' customary issuance and administrative fees, the".

         (b) Section 2.4 of the Credit Agreement is amended by inserting the words "of $500,000 in excess" after the words "an integral multiple" appearing in the first sentence thereof.

         SECTION 2.3. AMENDMENT TO SECTION 4 OF THE CREDIT AGREEMENT. (a)
Section 4.17 of the Credit Agreement is amended by deleting the phrase "to pay a portion of the Subordinated Debt" and substituting in place thereof the phrase "for capital expenditures".

         (b) Section 4.1(b) is deleted in its entirety and the following subsection (b) is substituted in its place:

         "(b) AUTHORIZATION. The execution, delivery and performance of the Loan Documents and the transactions contemplated hereby and thereby (i) are within the corporate or other organizational authority of each of the Borrowers and their Subsidiaries, (ii) have been duly authorized by all necessary corporate or other organizational proceedings, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrowers or any of their Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrowers or any of their Subsidiaries so as to materially adversely affect the assets, business or any activity of any of the Borrowers or any of their Subsidiaries, and (iv) do not conflict with any provision of the corporate charter or bylaws or any other internal governance document of any of the Borrowers or any of their Subsidiaries or any agreement or other instrument binding upon any of the Borrowers or any of their Subsidiaries."

         SECTION 2.4. AMENDMENT TO SECTION 5 OF THE CREDIT AGREEMENT.

         Section 5.2(e) is amended and restated in its entirety to read:

         (e) when requested by the Bank, within 20 days after the end of each calendar month, an accounts receivable aging summary as of the end of each month;

         SECTION 2.5. AMENDMENTS TO SECTION 6 OF THE CREDIT AGREEMENT.

         (a) Section 6.4 of the Credit Agreement is amended and restated in its entirety to read as follows:

         SECTION 6.4. MERGER, CONSOLIDATION, AND ACQUISITIONS. No Borrower will become a party to any merger, consolidation, or acquisition except (a) for the merger or consolidation of a Borrower with another Borrower or (b) where (i) such Borrower is the surviving corporation of a merger; (ii) such merger, consolidation, or acquisition is of a company in the environmental consulting, engineering or related field; (iii) the Bank has been provided with a certificate demonstrating that the Borrowers are in current compliance with and, after giving effect to the proposed acquisition (including any borrowings made or to be made in connection therewith), will continue to be in compliance with, all of the covenants in this ss.6; (iv) all of the assets to be acquired shall be owned by an existing or newly created Subsidiary of TRC which is a Borrower, or, in the case of a stock acquisition, the acquired company shall become or shall be merged with a wholly-owned Subsidiary of TRC that is a Borrower, and each newly created Subsidiary shall grant to the Bank a security interest in its Accounts Receivable to secure its Obligations and shall otherwise comply with the provisions of ss.5.13 hereof; (v) the required majority of the Board of Directors of the target company incumbent at the time such acquisition, merger or consolidation is proposed has acquiesced either voluntarily or by order of a court of competent jurisdiction, or the transaction is otherwise deemed in the reasonable judgment of the Bank to be a "friendly" acquisition; (vi) the total consideration for such merger, consolidation or acquisition (including cash and assumed Indebtedness) shall not exceed $5,000,000 for any merger, consolidation or acquisition or series thereof; and (vii) the Borrowers shall have delivered to the Bank, in form and substance satisfactory to the Bank, information, on the transaction to be completed including, without limitation, pro forma covenant compliance calculations, historical financial statements and due diligence summaries; and PROVIDED FURTHER that both immediately before and after any such merger, consolidation or acquisition, no Defaults or Events of Default shall have occurred or be continuing.

         (b) Section 6.7 of the Credit Agreement is amended and restated in its entirety to read as follows:

         SECTION 6.7. CURRENT ASSETS TO TOTAL LIABILITIES. The Borrowers will not permit at any time the ratio of Consolidated Current Assets to Consolidated Total Liabilities to be less than 1.25:1.

         (c) Section 6.9 of the Credit Agreement is amended by deleting the ratio "3.5:1" and substituting in place thereof the ratio "3.0:1".

         (d) Section 6 of the Credit Agreement is further amended by inserting the following new sections at the end thereof:

                  SECTION 6.13. NET WORTH. The Borrowers will not permit Consolidated Net Worth at any time to be less than (a) $44,000,000 plus (b) the sum of (i) 75% of quarterly positive net income earned after December 31, 1999 on a cumulative basis and (ii) 100% of the value of all property received by the Borrowers in exchange for the issuance of new equity securities (or the sale of treasury shares) of any of the Borrowers.

                  SECTION 6.14. RESTRICTIONS ON NEGATIVE PLEDGES. The Borrower will not enter into any agreement (excluding this Credit Agreement and the other Loan Documents) prohibiting the creation or assumption of any lien upon its properties, revenues or assets, whether now owned or hereafter acquired.

         SECTION 2.6. AMENDMENT TO SCHEDULE 1. SCHEDULE 1 to the Credit Agreement is amended and replaced in its entirety by the SCHEDULE 1 attached hereto.

         SECTION 3. AMENDMENT FEE. The Borrowers jointly and severally agree to pay to the Bank, in consideration for making the amendments contained herein, an amendment fee (the "Amendment Fee") of $60,000, such fee to be payable in three equal installments of $20,000, with the first such installment due and payable on the date hereof and the remaining two installments due and payable on July 1, 2000 and October 1, 2000, respectively.

         SECTION 4. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be conditioned upon the satisfaction of the following conditions precedent:

         SECTION 4.1. DELIVERY OF DOCUMENTS. The Borrowers shall have delivered to the Bank, contemporaneously with the execution hereof, the following, in form and substance satisfactory to the Bank:

         (a) this Amendment signed by the Borrowers;

         (b) a Fourth Amended and Restated Note signed by the Borrowers and issued to the Bank in the amount of $20,000,000;

         (c) certificates of an appropriate officer of each of the Borrowers, dated as of the date hereof, as to (i) the charter documents and by-laws, each as amended, of each of the Borrowers, (ii) the corporate actions taken by each of the Borrowers authorizing the execution, delivery, and performance hereof, and (iii) the names, titles, incumbency, and specimen signatures of the officers of each of the Borrowers authorized to sign this Amendment and the Note on behalf of each of the Borrowers; and

         (d) a favorable written legal opinion addressed to the Bank, dated as of the date hereof, from counsel to the Borrowers, with respect to such matters as to the Borrowers and the Loan Documents as the Bank may reasonably request, including (without limitation) opinions as to the corporate authority of each of the Borrowers to execute, deliver, and perform this Amendment, the Note, and the other documents contemplated hereby, and the enforceability thereof;.

         SECTION 4.2. PAYMENT OF FEES. The Borrowers shall have paid the portion of the Amendment Fee due and payable on the date hereof and the legal fees of Bank's counsel.

         SECTION 4.3. LEGALITY OF TRANSACTION. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful on the date this Amendment is to become effective (a) for the Bank to perform any of its obligations under any of the Loan Documents or (b) for the Borrowers to perform any of their agreements or obligations under any of the Loan Documents.

         SECTION 4.4. PERFORMANCE. Each Borrower shall have duly and properly performed, complied with and observed in all material respects its covenants, agreements and obligations contained in the Loan Documents required to be performed, complied with or observed by it on or prior to the date this Amendment is to become effective. No event shall have occurred on or prior to the date this Amendment is to become effective and be continuing, and no condition shall exist on the date this Amendment is to become effective which constitutes a Default or Event of Default under any of the Loan Documents.

         SECTION 4.5. PROCEEDINGS AND DOCUMENTS. All corporate, governmental and other proceedings in connection with the transactions contemplated by this Amendment and all instruments and documents incidental thereto shall be in the form and substance reasonably satisfactory to the Bank and the Bank shall have received all such counterpart originals or certified or other copies of all such instruments and documents as the Bank shall have reasonably requested.

         SECTION 5. AFFIRMATION AND ACKNOWLEDGMENT OF THE BORROWERS. Each Borrower hereby ratifies and confirms all of its Obligations to the Bank, and hereby affirms its absolute and unconditional promise to pay to the Bank the Loans, the Reimbursement Obligations, and all other amounts due under the Credit Agreement as amended hereby. Each Borrower hereby confirms that the Obligations are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by the Borrowers as security for the Obligations. TRC hereby acknowledges and agrees that its obligations in respect of the Chilean Guaranty constitute Obligations hereunder and are secured pursuant to the Security Documents to which TRC is a party and all other instruments and documents executed and delivered by TRC as security for the Obligations.

         SECTION 6. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to the Banks as follows:

         (a) The representations and warranties of the Borrowers contained in the Credit Agreement, as amended hereby, were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except, in each case to the extent of changes resulting from transactions contemplated or permitted by the Loan Documents and this Amendment and changes occurring in the ordinary course of business which singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date.

         (b) The execution, delivery and performance by the Borrowers of this Amendment and the consummation of the transactions contemplated hereby; (i) are within the corporate powers of each Borrower and have been duly authorized by all necessary corporate action on the part of such Borrower, (ii) do not require any approval, consent of, or filing with, any governmental agency or authority, or any other person, association or entity, which bears on the validity of this Amendment and which is required by law or the regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any order, writ, judgment, injunction, decree, determination or award presently in effect in which any Borrower is named, or any provision of the charter documents or by-laws of such Borrower, (iv) do not result in any breach of or constitute a default under any agreement or instrument to which any Borrower is a party or to which it or any of its properties are bound, including without limitation any indenture, loan or credit agreement, lease, debt instrument or mortgage, except for such breaches and defaults which would not have a material adverse effect on any Borrower and its subsidiaries taken as a whole, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge or encumbrance of any nature upon any of the assets or properties of any Borrower.

         (c) This Amendment, the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of the Borrowers, enforceable against each Borrower in accordance with their respective terms, provided that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding for such remedies may be brought.

         (d) No Default or Event of Default under any of the Loan Documents is existing as of the date hereof.

         (e) SCHEDULE 1 is a complete and accurate list of all Subsidiaries.

         SECTION 7. NO OTHER AMENDMENTS. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement, the Note and the other Loan Documents shall remain in full force and effect.

         SECTION 8. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment under seal as of the date first set forth above.

                                       TRC COMPANIES, INC.

                                       By: /s/ HAROLD C. ELSTON, JR.
                                               ---------------------
                                               Harold C. Elston, Jr.

                                       Title:  Senior Vice President and
                                               Chief Financial Officer


                                       TRC ENVIRONMENTAL CORPORATION

                                       By: /s/ HAROLD C. ELSTON, JR.
                                               ---------------------
                                               Harold C. Elston, Jr.

                                       Title:  Vice President and Treasurer


                                       TRC ENGINEERS, INC.

                                       By: /s/ HAROLD C. ELSTON, JR.
                                               ---------------------
                                               Harold C. Elston, Jr.

                                       Title:  Vice President and Treasurer


                                       ENVIRONMENTAL SOLUTIONS, INC.

                                       By: /s/ HAROLD C. ELSTON, JR.
                                               ---------------------
                                               Harold C. Elston, Jr.

                                       Title:  Assistant Secretary and
                                               Assistant Treasurer


                                       TRC MARIAH ASSOCIATES, INC.

                                       By: /s/ HAROLD C. ELSTON, JR.
                                               ---------------------
                                               Harold C. Elston, Jr.

                                       Title:  Vice President and Treasurer


                                       TRC GARROW ASSOCIATES, INC.

                                       By: /s/ HAROLD C. ELSTON, JR.
                                               ---------------------
                                               Harold C. Elston, Jr.

                                       Title:  Treasurer

                                       ALTON GEOSCIENCE, INC.

                                       By: /s/ HAROLD C. ELSTON, JR.
                                               ---------------------
                                               Harold C. Elston, Jr.

                                       Title:  Assistant Treasurer


                                       VECTRE CORPORATION

                                       By: /s/ HAROLD C. ELSTON, JR.
                                               ---------------------
                                               Harold C. Elston, Jr.

                                       Title:  Treasurer


                                       HUNTER ASSOCIATES TEXAS, LTD.

                                       By: /s/ HAROLD C. ELSTON, JR.
                                               ---------------------
                                               Harold C. Elston, Jr.

                                       Title:  Vice President


                                       FLEET NATIONAL BANK
                                       (f/k/a BankBoston, N.A.)

                                       By: /s/ MICHAEL NATOLA
                                               ---------------------
                                               Michael Natola

                                       Title:  Vice President

                                 AMENDMENT NO. 3
                                       TO
                           REVOLVING CREDIT AGREEMENT

         Amendment No. 3 (the "Amendment"), dated as of May 19, 2000, among TRC Companies, Inc., a Delaware corporation ("TRC"), its Subsidiaries (collectively with TRC, the "Borrowers") and Fleet National Bank (f/k/a BankBoston, N.A.) (the "Bank"). Capitalized terms used herein unless otherwise defined shall have the respective meanings set forth in the Credit Agreement.

         WHEREAS, the Borrowers and the Bank are parties to that certain Third Amended and Restated Revolving Credit Agreement dated as of July 10, 1998 (as amended and in effect from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrowers have requested, and the Bank has agreed upon the terms and conditions described herein, to make certain amendments to the Credit Agreement;

         NOW, THEREFORE, in consideration of the foregoing premises, the parties hereby agree as follows:

         SECTION 1. AMENDMENT TO CREDIT AGREEMENT. Section 1.1. of the Credit Agreement is hereby amended as follows:

         (a) The definition of "COMMITMENT" is amended by deleting the number "$20,000,000" and substituting in lieu thereof the number "$25,000,000".

         (b) The definition of "NOTE" is amended and restated in its entirety to read as follows:

                  NOTE. The fifth amended and restated promissory note of the Borrowers in favor of the Bank evidencing the Loans dated as of the date of the Third Amendment, in substantially the form of EXHIBIT A hereto.

         (c) The following new definition is inserted in ss.1 in the appropriate place in the alphabetical sequence thereof:

                  THIRD AMENDMENT. The Amendment No. 3 to Revolving Credit Agreement dated as of May 19, 2000, among the Borrowers and the Bank.

         SECTION 2. AMENDMEnT FEe. The Borrowers jointly and severally agree to pay to the Bank, in consideration for making the amendments contained herein, an amendment fee (the "Amendment Fee") of $15,000, such fee to be due and payable on the date hereof. The payment of the Amendment Fee hereunder does not affect in any way the Borrowers' joint and several obligations to pay the remaining $20,000 installments of the Amendment Fee under the Second Amendment which are due and payable on July 1, 2000 and October 1, 2000, respectively.

         SECTION 3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be conditioned upon the satisfaction of the following conditions precedent:

         SECTION 3.1. DELIVERY OF DOCUMENTS. The Borrowers shall have delivered to the Bank, contemporaneously with the execution hereof, the following, in form and substance satisfactory to the Bank:

         (a) this Amendment signed by the Borrowers;

         (b) a Fifth Amended and Restated Note signed by the Borrowers and issued to the Bank in the amount of $25,000,000;

         (c) certificates of an appropriate officer of each of the Borrowers, dated as of the date hereof, as to (i) the charter documents and by-laws, each as amended, of each of the Borrowers, (ii) the corporate actions taken by each of the Borrowers authorizing the execution, delivery, and performance hereof, and (iii) the names, titles, incumbency, and specimen signatures of the officers of each of the Borrowers authorized to sign this Amendment and the Note on behalf of each of the Borrowers; and

         (d) a favorable written legal opinion addressed to the Bank, dated as of the date hereof, from counsel to the Borrowers, with respect to such matters as to the Borrowers and the Loan Documents as the Bank may reasonably request, including (without limitation) opinions as to the corporate authority of each of the Borrowers to execute, deliver, and perform this Amendment, the Note, and the other documents contemplated hereby, and the enforceability thereof;.

         SECTION 3.2. PAYMENT OF FEES. The Borrowers shall have paid the Amendment Fee and the legal fees of Bank's counsel.

         SECTION 3.3. LEGALITY OF TRANSACTION. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful on the date this Amendment is to become effective (a) for the Bank to perform any of its obligations under any of the Loan Documents or (b) for the Borrowers to perform any of their agreements or obligations under any of the Loan Documents.

         SECTION 3.4. PERFORMANCE. Each Borrower shall have duly and properly performed, complied with and observed in all material respects its covenants, agreements and obligations contained in the Loan Documents required to be performed, complied with or observed by it on or prior to the date this Amendment is to become effective. No event shall have occurred on or prior to the date this Amendment is to become effective and be continuing, and no condition shall exist on the date this Amendment is to become effective which constitutes a Default or Event of Default under any of the Loan Documents.

         SECTION 3.5. PROCEEDINGS AND DOCUMENTS. All corporate, governmental and other proceedings in connection with the transactions contemplated by this Amendment and all instruments and documents incidental thereto shall be in the form and substance reasonably satisfactory to the Bank and the Bank shall have received all such counterpart originals or certified or other copies of all such instruments and documents as the Bank shall have reasonably requested.

         SECTION 4. AFFIRMATION AND ACKNOWLEDGMENT OF THE BORROWERS. Each Borrower hereby ratifies and confirms all of its Obligations to the Bank, and hereby affirms its absolute and unconditional promise to pay to the Bank the Loans, the Reimbursement Obligations, and all other amounts due under the Credit Agreement as amended hereby. Each Borrower hereby confirms that the Obligations are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by the Borrowers as security for the Obligations. TRC hereby acknowledges and agrees that its obligations in respect of the Chilean Guaranty constitute Obligations hereunder and are secured pursuant to the Security Documents to which TRC is a party and all other instruments and documents executed and delivered by TRC as security for the Obligations.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to the Banks as follows:

         (a) The representations and warranties of the Borrowers contained in the Credit Agreement, as amended hereby, were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except, in each case to the extent of changes resulting from transactions contemplated or permitted by the Loan Documents and this Amendment and changes occurring in the ordinary course of business which singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date.

         (b) The execution, delivery and performance by the Borrowers of this Amendment and the consummation of the transactions contemplated hereby; (i) are within the corporate powers of each Borrower and have been duly authorized by all necessary corporate action on the part of such Borrower, (ii) do not require any approval, consent of, or filing with, any governmental agency or authority, or any other person, association or entity, which bears on the validity of this Amendment and which is required by law or the regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any order, writ, judgment, injunction, decree, determination or award presently in effect in which any Borrower is named, or any provision of the charter documents or by-laws of such Borrower, (iv) do not result in any breach of or constitute a default under any agreement or instrument to which any Borrower is a party or to which it or any of its properties are bound, including without limitation any indenture, loan or credit agreement, lease, debt instrument or mortgage, except for such breaches and defaults which would not have a material adverse effect on any Borrower and its subsidiaries taken as a whole, and (v) do not result in or require the creation or imposition of any


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


mortgage, deed of trust, pledge or encumbrance of any nature upon any of the assets or properties of any Borrower.

         (c) This Amendment, the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of the Borrowers, enforceable against each Borrower in accordance with their respective terms, provided that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding for such remedies may be brought.

         (d) No Default or Event of Default under any of the Loan Documents is existing as of the date hereof.

         SECTION 6. NO OTHER AMENDMENTS. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement, the Note and the other Loan Documents shall remain in full force and effect.

         SECTION 7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment under seal as of the date first set forth above.

                                          TRC COMPANIES, INC.

                                          By: /s/ HAROLD C. ELSTON, JR.
                                                  ---------------------
                                                  Harold C. Elston, Jr.

                                          Title:  Senior Vice President and
                                                  Chief Financial Officer


                                          MONITORING INSTRUMENTS
                                          FOR THE ENVIRONMENT, INC.

                                          By: /s/ HAROLD C. ELSTON, JR.
                                                  ---------------------
                                                  Harold C. Elston, Jr.

                                          Title:  Treasurer and Clerk


                                          TRC ENVIRONMENTAL
                                          CORPORATION

                                          By: /s/ HAROLD C. ELSTON, JR.
                                                  ---------------------
                                                  Harold C. Elston, Jr.

                                          Title:  Vice President and Treasurer


                                          TRC ENGINEERS, INC.

                                          By: /s/ HAROLD C. ELSTON, JR.
                                                  ---------------------
                                                  Harold C. Elston, Jr.

                                          Title:  Vice President and Treasurer


                                          TRC WEATHER CONSULTANTS, INC.
                                          (f/k/a North American Weather
                                          Consultants)

                                          By: /s/ HAROLD C. ELSTON, JR.
                                                  ---------------------
                                                  Harold C. Elston, Jr.

                                          Title:   Secretary and Treasurer


                                          ENVIRONMENTAL SOLUTIONS, INC.

                                          By: /s/ HAROLD C. ELSTON, JR.
                                                  ---------------------
                                                  Harold C. Elston, Jr.

                                          Title:  Assistant Secretary
                                                  and Assistant Treasurer

                                          TRC MARIAH ASSOCIATES, INC.

                                          By: /s/ HAROLD C. ELSTON, JR.
                                                  ---------------------
                                                  Harold C. Elston, Jr.

                                          Title:  Vice President and Treasurer


                                          TRC GARROW ASSOCIATES, INC.

                                          By: /s/ HAROLD C. ELSTON, JR.
                                                  ---------------------
                                                  Harold C. Elston, Jr.

                                          Title:   Treasurer


                                          ALTON GEOSCIENCE, INC.

                                          By: /s/ HAROLD C. ELSTON, JR.
                                                  ---------------------
                                                  Harold C. Elston, Jr.

                                          Title:   Assistant Treasurer


                                          VECTRE CORPORATION

                                          By: /s/ HAROLD C. ELSTON, JR.
                                                  ---------------------
                                                  Harold C. Elston, Jr.

                                          Title:  Treasurer


                                          HUNTER ASSOCIATES TEXAS, LTD.

                                          By: /s/ HAROLD C. ELSTON, JR.
                                                  ---------------------
                                                  Harold C. Elston, Jr.

                                          Title:  Vice President


                                          FLEET NATIONAL BANK
                                          (f/k/a BankBoston, N.A.)

                                          By: /s/ MICHAEL NATOLA
                                                  ---------------------
                                                  Michael Natola

                                          Title:  Vice President



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